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                           SIXTH AMENDMENT AGREEMENT



          This Sixth Amendment Agreement (this "Amendment"), dated as of January 19, 1996, is entered into by Rohr, Inc., a Delaware corporation ("Rohr), State Street Bank and Trust Company of California, National Association, a national banking association, not in an individual capacity but solely as owner trustee ("Trustee"), and General Electric Capital Corporation ("GE Capital").


                                  WITNESSETH:

          WHEREAS, Rohr is a party to a Sublease Agreement, dated as of September 14, 1992, with the Trustee and an individual trustee, as owner trustees under that certain Trust Agreement for the benefit of GE Capital (such Sublease Agreement as amended to date, being hereinafter referred to as the "GE Capital Sublease"); and

          WHEREAS, Rohr has requested that a definition incorporated into the GE Capital Sublease be modified;

          NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1.  Amendment to GE Capital Sublease.  Section XVII(j) of the GE
              --------------------------------
              Capital Sublease is amended in its entirety to read as follows:

              (j) The provisions of Sections 5.01(c), 5.01(d) and 5.02(a) of the Credit Agreement, dated as of April 26, 1989, among Sublessee, the Lenders parties thereto and Citicorp USA, Inc., as agent (after giving effect to the Eleventh Amendment thereto dated as of January 19, 1996), together with all relevant definitions pertaining to such Sections, are incorporated herein by reference.

          2.  Jury Trial Waiver.  EACH OF THE PARTIES HERETO HEREBY
              -----------------
              UNCONDITIONALLY WAIVES THEIR RESPECTIVE RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AMENDMENT, ANY DEALINGS AMONG ANY OF THEM RELATING TO THE SUBJECT MATTER HEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED AMONG THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY

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              CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE
              MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AMENDMENT. IN THE EVENT OF LITIGATION, THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          3.  Direction to Trustee.  GE Capital hereby joins in this Amendment
              --------------------
              to acknowledge its consent to the terms and provisions hereof and to direct the Trustee to enter into this Amendment and any other agreements, instruments and documents to be executed in connection herewith in its capacity as owner trustee.

          4.  Expenses.  Rohr agrees to pay all reasonable costs and expenses
              --------
              of the Trustee and GE Capital in connection with the preparation, execution, delivery and enforcement of this Amendment and any other agreements, instruments and documents executed in connection herewith.

          5.  Further Assurances.  Each of the parties hereto agrees that at any
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              time it shall execute and deliver all further instruments and documents, and take all further action, in order to effectuate or otherwise document the transactions contemplated hereby or otherwise implement the intention of the parties under this Amendment, as any of the parties hereto and their successors and assigns reasonably may request.

          6.  Further Modifications.  NO VARIATION OR MODIFICATION OF THIS
              ---------------------
              AMENDMENT OR ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS, SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF EACH OF THE PARTIES HERETO.

          7.  Multiple Counterparts.  This Amendment may be executed in two or
              ---------------------
              more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute one and the same instrument.

          8.  Exhibit A.  The definition of "Net Income Available For Fixed
              ---------
              Charges", as amended by the Eleventh Amendment to the Credit Agreement, referred to in Section 1 of this Amendment, is attached hereto as Exhibit A.

          9.  Conditions to Effectiveness.  This Amendment shall become
              ---------------------------
              effective, as of the date first written above, when it has been executed and delivered by each of the parties hereto and GE Capital has received copies of the Credit Agreement and each amendment thereto through

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              the date hereof (including the Eleventh Amendment thereto dated as of January 19, 1996), which copies shall be certified by the Secretary or an Assistant Secretary of Rohr as true and correct copies.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the date first above written.



Rohr, Inc.                       State Street Bank and Trust Company of
                                 California, National Association, not in its
By:    /s/ Kenneth W. Scholz     individual capacity but solely as Corporate
       ---------------------     Trustee
Name:  Kenneth W. Scholz
Title: Treasurer

                                 By:    /s/ Stephen Rivero
                                        -------------------
                                 Name:  Stephen Rivero
                                 Title: Vice President


                                 General Electric Capital Corporation


                                 By:    /s/ James R. Newman
                                        --------------------
                                 Name:  James R. Newman
                                 Title: Credit Manager

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